UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 10, 2017

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RealPage, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________________________________________

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Blvd. Richardson, Texas		75082
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
(Former name or former address, if changed since last report)

 ______________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On May 11, 2017, RealPage, Inc., a Delaware corporation (“RealPage” or the “Company”), entered into the Fifth Amendment to Credit Agreement (the “Amendment”) among RealPage, the subsidiaries of RealPage party thereto, the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Agent”). The Amendment amends certain terms of RealPage’s Credit Agreement, dated as of September 30, 2014 (as amended, the “Credit Agreement”), to, among other things, extend the funding deadline for the delayed draw term loan under the Credit Agreement from May 31, 2017 to August 31, 2017.

Certain of the Lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with RealPage or RealPage’s affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

Additional details of the Credit Agreement were previously disclosed in RealPage’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on October 1, 2014, February 26, 2016, February 27, 2017 and April 4, 2017, and are incorporated herein by reference.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which RealPage will file with the Securities and Exchange Commission (“SEC”) as an exhibit to a forthcoming periodic financial report.

Amendment to Asset Purchase Agreement

On May 11, 2017, the Company and the other parties to the Asset Purchase Agreement dated as of February 27, 2017, by and among The Rainmaker Group Holdings, Inc., a Georgia corporation (“Rainmaker”), the Company and the other parties thereto (the “Purchase Agreement”) entered into an amendment to the Purchase Agreement pursuant to which the parties agreed to extend the Termination Date (as defined in the Purchase Agreement) to December 31, 2017. If the closing has not occurred by the Termination Date, either the Company or Rainmaker may terminate the Agreement and abandon the transactions contemplated thereby unless the breach or failure to perform by such party of its obligations under the Purchase Agreement, or the failure to act in good faith, is the principal cause of, or resulted in, the failure of the transactions contemplated under the Purchase Agreement to be consummated on or before such Termination Date.
The foregoing description of the amendment to the Purchase Agreement is qualified in its entirety by the full text of such amendment, which RealPage will file with the SEC as an exhibit to a forthcoming periodic financial report.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, Entry into a Material Definitive Agreement, under the subheading Amendment to Credit Facility, is incorporated herein by reference.

Item 8.01     Other Events.

On May 10, 2017, the Company received a request for additional information and documentary material, often referred to as a “second request,” from the United States Department of Justice (“DOJ”) in connection with the Purchase Agreement. Pursuant to the Purchase Agreement, a subsidiary of the Company agreed to purchase certain assets of Rainmaker (the “Transaction”), subject to standard conditions to closing as specified in the Purchase Agreement, including completion of a review process under the Hart-Scott-Rodino Antitrust Improvements Act (“HSR Act”). Rainmaker also received a request for additional information and documentary material from the DOJ related to the Transaction. The issuance of the second request extends the review process under the HSR Act until 30 days after all parties to the Purchase Agreement have substantially complied with the second request, unless the review is earlier terminated by the DOJ. The Company will continue to cooperate with the DOJ in its review process, and currently anticipates that this review process and the consummation of the Transaction will be completed in 2017.
The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of the Purchase Agreement, which RealPage filed with its Quarterly Report on Form 10-Q with the Securities Exchange Commission on May 8, 2017.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements relating to the timing of the proposed Transaction and the HSR Act review process with respect to the Transaction. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the actual timing, outcome and completion of the HSR Act review process with respect to the proposed Transaction and the satisfaction of the other closing conditions contained in the Purchase Agreement; (b) the possibility that general economic conditions, including leasing velocity or uncertainty, could cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (c) an increase in insurance claims; (d) an increase in customer cancellations; (e) the inability to increase sales to existing customers and to attract new customers; (f) RealPage’s failure to integrate acquired businesses and any future acquisitions successfully or to achieve expected synergies; (g) the timing and success of new product introductions by RealPage or its competitors; (h) changes in RealPage’s pricing policies or those of its competitors; (i) legal or regulatory proceedings; (j) the inability to achieve revenue growth or to enable margin expansion; and (k) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by RealPage Inc., including its Quarterly Report on Form 10-Q previously filed with the SEC on May 8, 2017. All information provided in this report is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer, President and Chairman

Date: May 12, 2017